Short-term and long-term borrowings (Tables)	12 Months Ended
Dec. 31, 2019
Short-term and long-term borrowings
Schedule of short-term and long-term borrowings

	Maturity	Principal	Interest rate
Short-term borrowings	date	amount	per annum	Name of bank

Term loan
Loan I(a)	March 30, 2018	9,944	7.25%	SPD Silicon Valley Bank loan

Revolving loan
Loan II(a)	December 31, 2018 and June 28, 2019	9,945	7.50%	SPD Silicon Valley Bank loan
Secured loan
Loan III(b)	December 28, 2018	10,000	4.35%	SPD Silicon Valley Bank loan

	Maturity	Principal	Interest rate
Long-term borrowings	date	amount	per annum	Type
Loan II(a)	June 28, 2019	9,945	7.50%	SPD Silicon Valley Bank loan

(a)   The Group was granted an RMB20.0 million credit facility that was expired on June 30, 2019 for general corporate purposes. Thereinto, RMB10.0 million is allocated to a term loan facility and RMB10.0 million is a revolving loan credit facility. The credit facility was guaranteed by the Company.

There were two financial covenants for the credit facility as follows: (i) new equity financing round: to close a new equity financing round representing investment of no less than RMB50.0 million from the investors no later than June 30, 2017; (ii) minimum quarterly gross profit: to meet gross profit for 2017 Q1 of RMB20.0 million, 2017 Q2 of RMB28.0 million, 2017 Q3 of RMB32.0 million, 2017 Q4 of RMB35.0 million and 2018 Q1 of RMB25.0 million.

On March 30, 2018, above financial covenants for the credit facility have been amended as follows: (i) minimum monthly liquidity ratio: 2.0:1.0; liquidity ratio is defined as (unrestricted cash on the consolidated basis + accounts receivable) divided by total unsecured bank debt. (ii) minimum quarterly net revenue for 2018 Q1 of RMB65.0 million, 2018 Q2 of RMB120.0 million, 2018 Q3 of RMB150.0 million, 2018 Q4 of RMB200.0 million and 2019 Q1 of RMB65.0 million.

The Group was in compliance with the covenants of the above credit facility for the year ended December 31, 2018.

Term loan

Loan I:

Under the term loan facility, the Group drew down RMB8.0 million and RMB1.9 million on April 1, 2017 and July 21, 2017, respectively. The interest is payable on a monthly basis and the principal will be due upon maturity. These loans were repaid on March 30, 2018.

Revolving loan

Loan II:

Under the revolving loan facility, the Group drew down RMB1.6 million, RMB5.9 million and RMB2.5 million on July 31, August 7 and September 12, 2017, respectively.  The principal and interest is payable on a monthly basis. These loans will be repaid by equivalent installment of principal in each month until June 28, 2019.  These loans were repaid in the fourth quarter of 2018 in advance.

Secured loan

(b)   Loan III:

As of December 31, 2017, the outstanding balance of the loan was secured by a US$ deposit of the Group in Silicon Valley Bank located in United States of America in the equivalent amount of RMB11.1 million, which was recorded as restricted cash. SPD Silicon Valley Bank is an onshore branch of Silicon Valley Bank. The interest is payable on a monthly basis and the principal will be due upon maturity. The loan was matured and fully repaid on December 28, 2018.

In conjunction with Loan III, a warrant was granted to China Equities Hong Kong Limited (“China Equities”) on October 31, 2017 for a cash consideration of US$0.621 to purchase up to 670,814 Series C-2 convertible redeemable preferred shares of the Company at US$0.64829 per share or if the fair market value of the warrant shares exceeds the exchange price, China Equities may effect a net cashless exchange of this warrant within five years after the grant of the warrant. In accordance with ASC 480-10-55-33, the warrant shall be classified as liability, initially recorded at fair value and subsequently measure at fair value through earnings. On September 29, 2018, China Equities has effected a net cashless exchange of the warrant for 483,702 Series C-2 convertible redeemable preferred shares with a consideration of nil.